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     EXHIBIT 10.35   FIRST MODIFICATION TO DEED OF TRUST AND
                       SECURITY AGREEMENT "B"












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                                           THIS DOCUMENT IS BEING RE-RECORDED TO
                                                   REFLECT SIGNATURE OF GRANTOR.

         FIRST MODIFICATION TO DEED OF TRUST AND SECURITY AGREEMENT "B"

         THIS FIRST MODIFCIATION TO DEED OF TRUST AND SECURITY AGREEMENT "B", (this "Modification"), is made as of the 24th day of November, 1998, by and between ARLINGTON SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership ("Grantor") having its principal office at c/o The Washington Corporation, 4650 East West Highway, Suite 251, Bethesda, Maryland 20814 and ALLIED CAPITAL CORPORATION, a Maryland corporation ("Beneficiary") having its principal office at 1919 Pennsylvania Avenue, N. W., Third Floor, Washington, D.C. 20006.


                                    RECITALS:

         Whereas, pursuant to the terms of a certain Loan Agreement dated November 20, 1997, by and between Grantor and Beneficiary, Grantor previously obtained a loan ( the "Loan") from Beneficiary in the aggregate principal amount of Twenty-four Million Three Hundred Thousand and No/100 Dollars
($24,300,000.00); and

Whereas, the Loan was evidenced by (I) a certain Promissory Note dated November 20, 1997 (together with any and all extensions, renewals, modifications and substitutions thereof or therefor, "Note A") made by Grantor and payable to the order of Beneficiary in the original principal amount of Twenty-three Million Three Hundred Thousand and No/100 Dollars ($23,300,000.000, which note was secured by, among other things, the lien of a certain Deed of Trust and Security Agreement "A" ("Deed of Trust A") made by Grantor for the benefit of Beneficiary and recorded on November 21, 1997 in Book 2860 at Page 1501 in the Office of the Clerk of the Circuit Court of Arlington County, Virginia encumbering the real property located more particularly described therein and located at 4401 Fairfax Drive, Ballston, Virginia (the "Real Property"); and (ii) a certain Promissory Note dated November 20, 1997, as modified by Allonge dated April 23, 1998 (together with any and all extensions, renewals, modification and substitutions thereof or therefor, "Note B") made by Grantor and payable to the order of Beneficiary in the original principal amount of One Million and No/100 Dollars ($1,000,000.00), which note evidences Grantor's obligation to repay to Beneficiary the principal amount thereof and certain other monetary obligations owing to Beneficiary (including, without limitation, Beneficiary's participation interest pursuant to subparagraph 2(g) of Note B) more particularly set forth therein (collectively, the "Other Monetary Obligations") and is secured by, among other things, the lien of a certain Deed of Trust and Security Agreement "B" ("Deed of Trust B") made by Grantor for the benefit of Beenficiary and recorded on November 21, 1997 in Book 2860 at Page 1530 in the Office of the Clerk of the Circuit Court of Arlington County, Virginia, encumbering the Real Property as more particularly described therein and on Schedule A attached hereto; and

WHEREAS, Grantor has repaid all sums due and owing pursuant to Note A and Deed of Trust A has accordingly been released; and


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WHEREAS, while Grantor has repaid the principal and interest due and payable pursuant to Note B, the Other Monetary Obligations remain outstanding; and

WHEREAS, Grantor and Beneficiary desire to enter into this Modification to reflect the pay down of Note B, as described above, and to reflect that Deed of Trust B continues to secure Grantor's obligation to repay the Other Monetary Obligations as and when due pursuant to Note B.

                                WITNESSETH THAT:

         NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and the sufficiency of which is hereby acknowledge, the parties hereto, intending to be legally bound hereby, agree as follows:

              1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

              2. Deed of Trust B is hereby modified to reflect that given, the pay-down of Note B as referenced above, the defined term "Debt", as used in Deed of Trust B, shall be limited to Grantor's obligation to pay to Beneficiary the Other Monetary Obligations pursuant to Note B.


              3. Except as expressly modified hereby, the terms and provisions of Deed of Trust B shall be and remain unchanged and in full force and effect, and as so modified the same are hereby approved, ratified and confirmed.

              4. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective, heirs, executors, administrators, personal representatives, successors, and assigns.


                   5. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.


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IN WITNESS WHEREOF, the undersigned have executed this Modification on the day and year first above written.


                                   GRANTOR:


                                   ARLINGTON SQUARE LIMITED
                                   PARTNERSHIP, a Virginia limited partnership

                                   By:  Arlington Square, Inc., a Virginia
                                   Corporation, its general partner


                                   By: /s/ William N. Demas
                                      -------------------------------------
                                      Name:   William N. Demas
                                      Title:  President


                                      BENEFICIARY:

                                      ALLIED CAPITAL CORPORATION,  a
                                      Maryland Corporation


                                      By: /s/ Michael J. Grisius
                                         -------------------------------------
                                         Name:   Michael J. Grisius
                                         Title:  Principal



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STATE OF MARYLAND    )
                     ) ss.:
COUNTY OF Montgomery )


         On this 24th day of November, 1998, before me personally came
William N. Demas to me known, who, being by me duly sworn, did depose and say that s/he is the President of Arlington Square, Inc., general partner of Arlington Square Limited Partnership, the limited partnership described in and which executed the within instrument as Grantor; and that s/he signed his name thereto in such capacity on behalf of said entity as general partner of and on behalf of said limited partnership.


                               /s/  Carolyn C. Boccacella
                               ----------------------------------------
                                     Notary Public



My Commission Exprires:

Carolyn C. Boccacella
Notary Public State of Maryland
My Commission Expires November 1, 1999
















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DISTRICT OF COLUMBIA) ss.:


         On this 24th day of November, 1998, before me personally came Michael J. Griusius to me known, who, being by me duly sworn, did depose and say that s/he is the Principal of Allied Capital Corporation, the corporation described in and which executed the within instrument as Beneficiary; and that s/he signed his name thereto in such capacity on behalf of said entity.


                               /s/ Amelia Mitchem
                               ----------------------------------------
                                         Notary Public


         My Commission Expires:  10/31/02















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                                  Schedule "A"
                                LEGAL DESCRIPTION


All that certain land situate in Arlington County, Virginia, and more particularly described as follows:

Parcel A, ARLINGTON SQUARE, as duly dedicated, platted and recorded in Deed Book 2210, page 994, among the land records of Arlington County, Virginia.


















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